EXHIBIT 21

SUBSIDIARIES OF STANLEY BLACK & DECKER, INC.

The following is a list of all active subsidiaries of Stanley Black & Decker, Inc. as of December 29, 2018.

Corporate Name	Jurisdiction of Incorporation/ Organization
Domestic Subsidiaries	United States
3xLogic, Inc.	Delaware
3xLogic Indiana, LLC	Delaware
3xLogic Florida, LLC	Delaware
AeroScout (US) LLC	Delaware
AeroScout LLC	Delaware
ASIA FASTENING (US), INC.	Delaware
B&D Holdings, Inc.	Maryland
BDK FAUCET HOLDINGS INC.	Delaware
BLACK & DECKER (IRELAND) INC.	Delaware
BLACK & DECKER (U.S.) INC.	Maryland
BLACK & DECKER DE PANAMA LLC	Maryland
BLACK & DECKER FUNDING CORPORATION	Delaware
BLACK & DECKER GROUP, LLC	Delaware
BLACK & DECKER HEALTHCARE MANAGEMENT INC.	Maryland
BLACK & DECKER HOLDINGS, LLC	Delaware
BLACK & DECKER INC.	Delaware
BLACK & DECKER INDIA INC.	Maryland
BLACK & DECKER INVESTMENT COMPANY, LLC	Delaware
BLACK & DECKER INVESTMENTS (AUSTRALIA) LIMITED	Maryland
BLACK & DECKER INVESTMENTS LLC	Maryland
BLACK & DECKER MEXFIN LLC	Delaware
BLACK & DECKER PUERTO RICO INC.	Delaware
BLACK & DECKER SHELBYVILLE, LLC	Kentucky
Bostitch-Holding, L.L.C.	Delaware
Bulldog Barrels, LLC	Pennsylvania
CRC-EVANS INTERNATIONAL HOLDINGS, INC.	Delaware
CRC-Evans International, Inc.	Delaware
CRC-Evans Pipeline International, Inc.	Delaware
CRC-EVANS WELDING SERVICES, INC.	Delaware
DEVILBISS AIR POWER COMPANY	Delaware
DIYZ, LLC	Delaware
Doncasters US Holdings Inc.	Delaware
EMHART HARTTUNG INC.	Delaware
EMHART TEKNOLOGIES LLC	Delaware
Hardware City Associates Limited Partnership	Connecticut
I.D.L. Techni-Edge, LLC	Delaware
INFASTECH DECORAH, LLC	Delaware
Infologix - DDMS, Inc.	Delaware
InfoLogix Systems Corporation	Delaware
Infologix, Inc.	Delaware
JAFFORD LLC	Maryland
JennCo1, Inc.	Delaware
Microalloying International, Inc.	Delaware

Corporate Name	Jurisdiction of Incorporation/ Organization
Domestic Subsidiaries (continued)	United States
Nelson Stud Welding International, LLC	Delaware
Nelson Stud Welding Inc.	Delaware
NEWFREY LLC	Delaware
Pacom Systems (North America) Inc.	Delaware
PIH U.S., Inc.	Delaware
PORTER-CABLE ARGENTINA, LLC	Minnesota
RIGHTCO II, LLC	Delaware
Sargent & Greenleaf, Inc.	Indiana
SBD Aura, Inc.	Delaware
SBD CAYMAN LLC	Delaware
SBD Insurance, Inc.	Connecticut
SBD LinQ, Inc.	Delaware
SBD MDGP Partnership Holdings LLC	Delaware
SBD Property Holdings, LLC	Delaware
SBD Scala, Inc.	Delaware
SecurityCo Solutions, Inc.	Delaware
Specialty Bar Products Company	Pennsylvania
Spiegelberg Manufacturing Inc.	Ohio
SPIRALOCK CORPORATION	Michigan
Stanley Access Technologies LLC	Delaware
Stanley Atlantic Inc.	Delaware
Stanley Black & Decker Cayman Holdings, Inc.	Delaware
Stanley Black & Decker Chile, L.L.C.	Delaware
Stanley Canada Holdings, L.L.C.	Delaware
Stanley Convergent Security Solutions, Inc.	Delaware
Stanley Fastening Systems, L.P.	Delaware
Stanley Housing Fund, Inc.	Delaware
Stanley Industrial & Automotive, LLC	Delaware
Stanley Inspection US, L.L.C.	Alabama
Stanley Inspection, L.L.C.	Delaware
Stanley International Holdings, Inc.	Delaware
Stanley Logistics, L.L.C.	Delaware
Stanley Pipeline Inspection, L.L.C.	Delaware
Stanley Safety Corporation, LLC	Delaware
Stanley Security Solutions, Inc.	Indiana
THE BLACK & DECKER CORPORATION	Maryland
The Farmington River Power Company	Connecticut
The Ferry Cap & Set Screw Company	Ohio
TOG Holdings Inc.	Delaware
TOG Manufacturing Company Inc.	Massachusetts
TSI MONITORING LLC	Nevada
TSI SALES & INSTALLATION LLC	Nevada
Waterloo Holdings, Inc.	Delaware
Waterloo Industries, Inc.	Delaware
Zag USA, Inc.	Delaware

Corporate Name	Jurisdiction of Incorporation/ Organization
International Subsidiaries
PIPELINE EQUIPMENT AND SERVICES SARL	Algeria
BLACK & DECKER ARGENTINA S.A.	Argentina
Stanley Black & Decker Australia Pty Ltd.	Australia
BLACK & DECKER FINANCE (AUSTRALIA) LTD.	Australia
BLACK & DECKER HOLDINGS (AUSTRALIA) PTY. LTD.	Australia
BLACK & DECKER NO. 4 PTY. LTD.	Australia
Pacom Systems Pty Limited	Australia
Powers Fasteners Australasia Pty Limited	Australia
Powers Rawl Pty. Ltd.	Australia
Rawl Australasia Pty. Ltd.	Australia
Rawlplug Unit Trust	Australia
Stanley Security Solutions Australia Pty Ltd	Australia
Stanley Black & Decker Holdings Australia Pty Ltd	Australia
The Stanley Works Pty. Ltd.	Australia
Black & Decker Distribution Pty. Ltd	Australia
Stanley Black & Decker Austria GmbH	Austria
Stanley Black & Decker (Barbados) SRL	Barbados
A & E SECURITY NV	Belgium
ARGOS-SIGNALSON SECURITY SA	Belgium
Black & Decker Limited BVBA	Belgium
CONNEXCENTER SA	Belgium
Connex Group SA	Belgium
ETAC ALARME SERVICES SECURITY SA	Belgium
ETAC GENT NV	Belgium
Facom Belgie BVBA	Belgium
JMD SECURITE SA	Belgium
Stanley Black & Decker Belgium BVBA	Belgium
Stanley Black & Decker Latin American Holding BVBA	Belgium
Stanley Black & Decker Logistics BVBA	Belgium
Stanley Europe BVBA	Belgium
Stanley Security Belgium BVBA	Belgium
Stanley Security Europe BVBA	Belgium
VAG SECURITY SYSTEMS SPRL	Belgium
BLACK & DECKER DO BRASIL LTDA.	Brazil
CRC-Evans PIH Servios De Tubulao do Brasil Ltda	Brazil
Irwin Industrial Tool Ferramentas do Brasil Ltda.	Brazil
M. HART DO BRASIL LTDA.	Brazil
BDB Ferramentas do Brasil Ltda	Brazil
REFAL INDUSTRIA E COMERCIO DE REBITES E REBITADEIRAS LTDA.	Brazil
SPIRALOCK DO BRASIL, LTDA.	Brazil
3xLogic Holdings, Inc.	Canada
3xLogic Systems Inc.	Canada
CAMACC Systems Inc.	Canada
Microtec Enterprises Inc.	Canada
Mont-Hard (Canada) Inc.	Canada
Mac Tools Canada Inc.	Canada
Nelson Stud Welding Canada, Inc.	Canada
First National AlarmCap. Trust	Canada
First National AlarmCap LP/Premiere Societe en Commandite Nationale Alarmcap	Canada
CRC-EVANS CANADA LTD.	Canada

Corporate Name	Jurisdiction of Incorporation/ Organization
International Subsidiaries (continued)
Stanley CLP3	Canada
Stanley Inspection Canada Ltd.	Canada
STANLEY BLACK & DECKER CANADA CORPORATION	Canada
Stanley Technical Services Ltd.	Canada
XMARK Corporation	Canada
WINTECH CORPORATION LIMITED	Cayman Islands
BLACK & DECKER MANUFACTURING, DISTRIBUTION & GLOBAL PURCHASING HOLDINGS LP	Cayman Islands
Chiro (Cayman) Holdings Ltd.	Cayman Islands
Besco Investment Group Co. Ltd.	Cayman Islands
JOINTECH CORPORATION, LTD.	Cayman Islands
SBD Manufacturing, Distribution & Global Purchasing Holdings L.P.	Cayman Islands
SBD HOLDINGS CAYMAN, LP	Cayman Islands
MAQUINAS y HERRAMIENTAS BLACK & DECKER de CHILE S.A.	Chile
DISTRIBUIDORA PORTER CABLE LIMITADA	Chile
3xLOGIC Dalian Technology Company Limited	China
BLACK & DECKER (SUZHOU) PRECISION MANUFACTURING CO., LTD.	China
BLACK & DECKER (SUZHOU) POWER TOOLS CO., LTD.	China
BLACK & DECKER SSC CO., LTD.	China
BLACK & DECKER (SUZHOU) CO., LTD.	China
Newell Rubbermaid Products (Shenzhen) Co. Ltd.	China
GUANGZHOU EMHART FASTENING SYSTEM CO., LTD.	China
INFASTECH FASTENING SYSTEMS (WUXI) LIMITED	China
Hefei INTACA Science & Technology Development Co., Ltd.	China
Jiangsu Guoqiang Tools Co., Ltd.	China
INFASTECH (SHENZHEN) LIMITED	China
Powers Shanghai Trading Ltd.	China
Nelson Stud Welding (Tianjin) Company Ltd.	China
Shanghai Emhart Fastening System Co., Ltd.	China
Stanley Black & Decker Precision Manufacturing (Shenzhen) Co., Ltd.	China
The Stanley Works (Shanghai) Co., Ltd.	China
The Stanley Works (Shanghai) Management Co., Ltd.	China
Stanley Works (Wendeng) Tools Co., Ltd.	China
The Stanley Works (Zhongshan) Tool Co., Ltd.	China
The Stanley Works (Langfang) Fastening Systems Co., Ltd.	China
Stanley Black & Decker Colombia Services S.A.S.	Colombia
Black & Decker de Colombia S.A.S.	Colombia
BLACK AND DECKER DE COSTA RICA LIMITADA	Costa Rica
Stanley Black & Decker Czech Republic s.r.o.	Czech Republic
Black & Decker (Czech) s.r.o.	Czech Republic
TUCKER S.R.O.	Czech Republic
EMHART HARTTUNG A/S	Denmark
Stanley Security Denmark ApS	Denmark
BLACK & DECKER DEL ECUADOR S.A.	Ecuador
Stanley Black & Decker Finland Oy	Finland
Stanley Security Oy	Finland
Stanley Engineered Fastening France SAS	France
BGI Distribution SAS	France
BLACK & DECKER FINANCE SAS	France
Dubuis et Cie SAS	France

Corporate Name	Jurisdiction of Incorporation/ Organization
International Subsidiaries (continued)
Facom Holding SAS	France
Novia SWK SAS	France
Nelson Soudage de Goujons SAS	France
Pro One Finance SAS	France
SOCIETE MINIERE ET COMMERCIALE SAS	France
STANLEY BLACK & DECKER FRANCE SAS	France
Stanley Black & Decker France Services SAS	France
Stanley Black & Decker Manufacturing SAS	France
Stanley Healthcare Solutions France Sàrl	France
Stanley Security France SAS	France
Stanley Tools SAS	France
Stanley Engineered Fastening Industrial Deutschland GmbH	Germany
B.B.W. BAYRISCHE BOHRERWERKE GmbH	Germany
Black & Decker Holdings GmbH	Germany
BLACK & DECKER INTERNATIONAL HOLDINGS B.V. & CO. KG	Germany
Horst Sprenger GmbH recycling-tools	Germany
Nelson Bolzenschweiß-Technik GmbH & Co. KG	Germany
Nelson Bolzenschweiß-Technik Verwaltungs GmbH	Germany
Stanley Black & Decker Deutschland GmbH	Germany
Stanley Grundstuecksverwaltungs GmbH	Germany
Stanley Security Deutschland GmbH	Germany
Stanley Security Deutschland Holding GmbH	Germany
TUCKER GmbH	Germany
STANLEY BLACK & DECKER (HELLAS) EPE	Greece
BLACK & DECKER HONG KONG LIMITED	Hong Kong
AVDEL HOLDINGS (HONG KONG) LIMITED	Hong Kong
BDC INTERNATIONAL LIMITED	Hong Kong
BD Precision (Hong Kong) Limited	Hong Kong
BD Suzhou (Hong Kong) Limited	Hong Kong
BD Suzhou Power Tools (Hong Kong) Limited	Hong Kong
BD Xiamen (Hong Kong) Limited	Hong Kong
Stanley Black & Decker Limited	Hong Kong
Niscayah Investments Limited	Hong Kong
Niscayah Asia Limited	Hong Kong
INFASTECH COMPANY LIMITED	Hong Kong
INFASTECH (CHINA) LIMITED	Hong Kong
HANGTECH LIMITED	Hong Kong
EMHART GUANGZHOU (HONG KONG) LIMITED	Hong Kong
STANLEY BLACK & DECKER HUNGARY KORALTOLT FELELOSSEGU TARSASAG	Hungary
Nelson Stud Welding India Private Limited	India
Stanley Works (India) Private Limited	India
Stanley Black & Decker India Private Limited	India
Stanley Engineered Fastening India Private Limited	India
STANLEY SECURITY SOLUTIONS INDIA PRIVATE LIMITED	India
Lenox India Private Limited	India
PT STANLEY BLACK & DECKER	Indonesia
Stanley Black & Decker International Finance 3 Unlimited Company	Ireland
Stanley Security Limited	Ireland
SBD European Investment Unlimited Company	Ireland

Corporate Name	Jurisdiction of Incorporation/ Organization
International Subsidiaries (continued)
SBD European Security Investment Unlimited Company	Ireland
SBD European Security International Unlimited Company	Ireland
Gamrie Designated Activity Company	Ireland
Baltimore Financial Services Company Unlimited Company	Ireland
Baltimore Insurance Designated Activity Company	Ireland
Belco Investments Company Unlimited Company	Ireland
Black & Decker International Finance 1 Unlimited Company	Ireland
Black & Decker International Finance 3 Designated Activity Company	Ireland
Chesapeake Falls Holdings Company Unlimited Company	Ireland
Stanley Black & Decker International Finance 2 Unlimited Company	Ireland
Stanley Black & Decker International Finance 4 Unlimited Company	Ireland
Stanley Black & Decker International Finance 5 Unlimited Company	Ireland
Stanley Black & Decker Latin American Investment Unlimited Company	Ireland
Stanley Black & Decker Finance Unlimited Company	Ireland
SBD Infastech 1 Unlimited Company	Ireland
SBD Infastech 2 Unlimited Company	Ireland
Stanley Black & Decker Ireland Unlimited Company	Ireland
The Stanley Works Israel Ltd.	Israel
AeroScout Ltd.	Israel
Stanley Engineered Fastening Italy S.r.l.	Italy
DeWALT INDUSTRIAL TOOLS S.p.A.	Italy
Nelson Saldatura Perni S.r.l.	Italy
Stanley Black & Decker Italia S.r.l.	Italy
SWK Utensilerie S.r.l.	Italy
Stanley Black & Decker Italy Production S.r.l.	Italy
NIPPON POP RIVETS & FASTENERS, LTD.	Japan
INFASTECH (KOREA) LIMITED	Korea, Republic of
BLACK & DECKER (OVERSEAS) GmbH	Liechtenstein
BLACK & DECKER LUXEMBOURG FINANCE S.C.A.	Luxembourg
Asia Fastening (Cayman) S.à r.l.	Luxembourg
BLACK & DECKER ASIA MANUFACTURING HOLDINGS 1 S.à.r.l.	Luxembourg
BLACK & DECKER ASIA MANUFACTURING HOLDINGS 2 S.à.r.l.	Luxembourg
BLACK & DECKER GLOBAL HOLDINGS S.à.r.l.	Luxembourg
BLACK & DECKER INTERNATIONAL HOLDINGS S.A.R.L.	Luxembourg
BLACK & DECKER LUXEMBOURG S.A.R.L.	Luxembourg
BLACK & DECKER TRANSASIA S.à.r.l.	Luxembourg
CHESAPEAKE INVESTMENTS COMPANY S.A.R.L.	Luxembourg
Infastech S.à r.l.	Luxembourg
SBD European Security Holdings S.à r.l.	Luxembourg
SBD MDGP Partnership Holdings S.à r.l.	Luxembourg
SBD Niscayah S.à r.l.	Luxembourg
Stanley Black & Decker Holdings S.à r.l.	Luxembourg
Stanley Black & Decker Partnership Japan	Luxembourg
Stanley Black & Decker Partnership Japan Holdings S.à r.l.	Luxembourg
Black & Decker International Finance 3 Designated Activity Company	Luxembourg
BLACK & DECKER MACAO COMMERCIAL OFFSHORE LIMITED	Macao
Infastech Holdings (Malaysia) Sdn Bhd	Malaysia
BLACK & DECKER ASIA PACIFIC (MALAYSIA) SDN. BHD.	Malaysia
Infastech (Malaysia) Sdn Bhd	Malaysia
Stanley Security Malaysia Sdn. Bhd.	Malaysia

Corporate Name	Jurisdiction of Incorporation/ Organization
International Subsidiaries (continued)
INFASTECH CAMCAR MALAYSIA SDN BHD	Malaysia
Stanley Works (Malaysia) SDN BHD	Malaysia
Infastech (Mauritius) Limited	Mauritius
Herramientas Stanley S.A. de C.V.	Mexico
GRUPO BLACK & DECKER MEXICO, S. DE R.L. DE C.V.	Mexico
DEWALT INDUSTRIAL TOOLS, S.A. DE C.V.	Mexico
Nelson Fastener Systems de Mexico SA de CV	Mexico
BLACK & DECKER DE REYNOSA, S. DE R.L. DE C.V.	Mexico
BLACK AND DECKER, S.A. de C.V.	Mexico
Stanley-Bostitch Servicios S. de R.L. de C.V.	Mexico
Stanley-Bostitch, S.A. de C.V.	Mexico
STANLEY BLACK & DECKER MOROCCO SARL	Morocco
BLACK & DECKER FAR EAST HOLDINGS B.V.	Netherlands
Black & Decker Hardware Holdings B.V.	Netherlands
BLACK & DECKER HOLDINGS B.V.	Netherlands
Chiro Tools Holdings B.V.	Netherlands
CRC-Evans B.V.	Netherlands
ELU B.V.	Netherlands
NSW Fabristeel Netherlands B.V.	Netherlands
Stanley European Holdings B.V.	Netherlands
Stanley European Holdings II B.V.	Netherlands
Stanley Israel Investments B.V.	Netherlands
Stanley Works Holdings B.V.	Netherlands
Stichting Beheer Intellectuele Eigendomsrechten Blick Benelux B.V.	Netherlands
Stanley Engineered Fastening Benelux B.V.	Netherlands
INTERFAST B.V.	Netherlands
Stanley Black & Decker Asian Holdings B.V.	Netherlands
Stanley Black & Decker Netherlands B.V.	Netherlands
Stanley Security Alarmcentrale B.V.	Netherlands
Stanley Security Nederland B.V.	Netherlands
Stanley Security B.V.	Netherlands
Stanley Black & Decker NZ Limited	New Zealand
Stanley Black & Decker Norway AS	Norway
Stanley Security Holding AS	Norway
Stanley Security AS	Norway
PIH Services ME LLC	Oman
POWERS FASTENERS INC.(Panama)	Panama
Stanley Black & Decker CCA, S. de R.L.	Panama
BLACK & DECKER DEL PERU S.A.	Peru
Stanley Black & Decker Polska Sp. z o.o.	Poland
STANLEY ENGINEERED FASTENING EASTERN EUROPE SP.Z O.O.	Poland
Stanley Fastening Systems Poland Sp. z o.o.	Poland
Stanley Security Portugal, Unipessoal, Lda	Portugal
PIH Services ME Ltd.	Qatar
Stanley Black & Decker Romania SRL	Romania
Stanley Black & Decker Limited Liability Company	Russian Federation
Onglin International Limited	Samoa
Infastech (Singapore) Pte. Ltd	Singapore
Stanley Security Singapore Pte. Ltd.	Singapore
INFASTECH INTELLECTUAL PROPERTIES PTE. LTD.	Singapore

Corporate Name	Jurisdiction of Incorporation/ Organization
International Subsidiaries (continued)
INFASTECH RECEIVABLES COMPANY PTE. LTD.	Singapore
BLACK & DECKER ASIA PACIFIC PTE. LTD.	Singapore
Aeroscout (Singapore) Pte. Ltd.	Singapore
Stanley Works Asia Pacific Pte. Ltd.	Singapore
VISIOCOM INTERNATIONAL PTE LTD	Singapore
Stanley Black & Decker Slovakia s.r.o.	Slovakia
COOPERHEAT OF AFRICA (PTY) LTD	South Africa
DE-TECT UNIT INSPECTION (PTY) LTD	South Africa
UNIT INSPECTION PROPERTY (PTY) LTD	South Africa
Stanley Unit Inspection (Pty) Limited	South Africa
Pacom Systems España, S.L.	Spain
STANLEY BLACK & DECKER IBERICA, S.L.	Spain
Stanley Engineered Fastening Spain, S.L.U.	Spain
Stanley Black & Decker Sweden AB	Sweden
Pacom Group AB	Sweden
Niscayah Teknik AB	Sweden
Niscayah Group AB	Sweden
SBD Holding AB	Sweden
Stanley Security Sverige AB	Sweden
Stanley Security Switzerland Sàrl	Switzerland
EMHART GmbH	Switzerland
Sargent & Greenleaf S.A.	Switzerland
Stanley Black & Decker Sales GmbH	Switzerland
Stanley Black & Decker Holding GmbH	Switzerland
Stanley Works (Europe) GmbH	Switzerland
Stanley Chiro International Ltd	Taiwan
Stanley Fastening Systems Investment (Taiwan) Co.	Taiwan
Fastener Jamher Taiwan Inc.	Taiwan
Besco Pneumatic Corporation	Taiwan
EMHART TEKNOLOGIES (THAILAND) LTD.	Thailand
Stanley Works Limited	Thailand
Stanley Black & Decker Turkey Alet Uretim, Sanayi ve Ticaret Limited Sirketi	Turkey
Stanley Black & Decker Middle East Trading FZE	United Arab Emirates
Stanley Black & Decker MEA FZE	United Arab Emirates
Alkhaja Pimex LLC	United Arab Emirates
Aven Tools Limited	United Kingdom
Avdel Holding Limited	United Kingdom
Avdel UK Limited	United Kingdom
Bandhart	United Kingdom
Bandhart Overseas	United Kingdom
Black & Decker International Finance (UK) Limited	United Kingdom
Black & Decker Europe	United Kingdom
Black & Decker International	United Kingdom
Black & Decker Finance	United Kingdom
Stanley Black & Decker UK Limited	United Kingdom
Black & Decker International Finance Holdings (UK) Limited	United Kingdom
Black & Decker	United Kingdom
Dewalt Industrial Power Tool Company Ltd.	United Kingdom
ELU Power Tools Ltd	United Kingdom
CRC-Evans Offshore Limited	United Kingdom

Corporate Name	Jurisdiction of Incorporation/ Organization
International Subsidiaries (continued)
Contract Fire Systems Ltd	United Kingdom
PIH Holdings Limited	United Kingdom
PIH Services Limited	United Kingdom
Pipeline Induction Heat Limited	United Kingdom
Niscayah Holdings Limited	United Kingdom
Emhart International Limited	United Kingdom
Emhart International Holding Limited	United Kingdom
Stanley Security Solutions - Europe Limited	United Kingdom
Stanley Security Solutions Limited	United Kingdom
SWK (UK) Limited	United Kingdom
SWK (U.K.) Holding Limited	United Kingdom
Universal Inspection Systems Limited	United Kingdom
Tucker Fasteners Limited	United Kingdom
The Stanley Works Limited	United Kingdom
Stanley Security Solutions (NI) Limited	United Kingdom
Stanley UK Acquisition Company Limited	United Kingdom
Stanley U.K. Holding Ltd.	United Kingdom
Stanley UK Services Limited	United Kingdom
Stanley Black & Decker Finance Limited	United Kingdom
Stanley Black & Decker UK Group Limited	United Kingdom
Christie Intruder Alarms Limited	United Kingdom
Southern Monitoring Services Limited	United Kingdom
INFASTECH/TRI-STAR LIMITED	Virgin Islands, British
Stanley Works China Investments Limited	Virgin Islands, British